UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 19, 2011

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

As previously announced, on July 11, 2011, Central Vermont Public Service Corporation (“CVPS”), Gaz Métro Limited Partnership (“Gaz Métro”) and Danaus Vermont Corp., an indirect, wholly-owned subsidiary of Gaz Métro (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which Merger Sub will merge with and into CVPS (the “Merger”), with CVPS continuing as the surviving corporation and an indirect, wholly-owned subsidiary of Gaz Métro.

On August 29, 2011, CVPS filed with the Securities and Exchange Commission a definitive Proxy Statement (the “Proxy Statement”) in connection with the proposed Merger.

Additional information regarding the proposed Merger and the settlement of certain litigation related thereto is further described in a supplement, dated September 19, 2011, to the Proxy Statement. A copy of the supplement to the Proxy Statement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Proxy supplement dated September 19, 2011.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary
September 19, 2011